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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 12, 2005
                                                         -----------------
                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          33-55254-447                                 87-0485304
          ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)


                             1800 East Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02   OTHER EVENTS

On March 12, 2005 Marc Ferland resigned from his position as a member of the Board of Directors of TouchTunes Music Corporation. Mr. Ferland also resigned his positions as Chairman of the Company's Audit Committee and as a member of the Company's Compensation and Strategic Committees.


ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.




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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION
                                   By: /s/ Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice-President Finance and
                                       Chief Financial Officer

Date:  March 16, 2005